Exhibit 10.8

AMENDMENT AGREEMENT
THIS AMENDMENT AGREEMENT made as of the 7th day of March, 2013,
B E T W E E N:
PATHEON INC.,
a corporation existing under the laws of Canada,
(hereinafter called the “Company”),
- and -
JLL PATHEON HOLDINGS, LLC,
a limited liability company existing under the laws of the State of Delaware,
(hereinafter called the “Purchaser”),
WHEREAS, the Company and the Purchaser are parties to the investor agreement dated as of April 27, 2007 (the “Investor Agreement”) governing certain rights of the Purchaser relating to securities of the Company held by the Purchaser; and
WHEREAS, the Company and the Purchaser wish to amend the Investor Agreement on the terms and conditions set out herein; and
WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Investor Agreement.
NOW THEREFORE THIS AMENDMENT AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations, warranties and indemnities of the parties hereinafter contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound, the parties covenant and agree as follows:

1.	Amendment to Preamble

The phrase in parentheses after the name of “JLL PATHEON HOLDINGS, LLC, a limited liability company existing under the laws of the State of Delaware” is hereby amended to read: “(hereinafter, along with all controlled affiliates, including JLL Patheon Holdings III, LLC, a Delaware limited liability company, and JLL Patheon Holdings Coöperatief U.A., a Dutch cooperatief, the “Purchaser”).

2.	Amendment to Section 1.1

The definition of the term “Registrable Securities” is hereby amended to read as follows:

“Registrable Securities” means:
(a)    the Convertible Preferred Shares;

(b)	any Restricted Voting Shares issued or issuable upon the conversion of the Convertible Preferred Shares;

(c)	any securities of the Company acquired by the Purchaser after April 27, 2007;

(d)	any securities of the Company issued as a distribution made in respect of the securities referred to in clause (a), (b) or (c) above;

(e)	any securities of the Company issued in exchange for or in replacement of the securities referred to in clause (a), (b), (c) or (d) above;

3.	Amendment to Section 4.1

The first sentence of Section 4.1 is hereby amended to read as follows: “Subject to Article 6, at any time, the Purchaser may request the Company to effect a Registration (such Registration being hereinafter referred to as a “Demand Registration”).”

4.	Amendment to Section 5.1

The first sentence of Section 5.1 is hereby amended to read as follows: “Each time the Company elects to proceed with the preparation and filing of a prospectus or registration statement, as applicable, under any Canadian Securities Act or the 1933 Act in connection with a proposed distribution of any of its securities for cash, whether by the Company or any of its security holders, the Company shall give written notice thereof to the Purchaser as soon as practicable.”

5.	Amendment to Section 6.1(a)

The second sentence of Section 6.1(a) is hereby amended to add the following phrase at the end of the sentence: “(or until such registration statement is filed with the SEC, if applicable).”

6.	Amendment to Section 8.1(i)

The first sentence of Section 8.1(i) is hereby amended to add the following phrase after the term “in any applicable Canadian provinces”: “or states in the United States.”

7.	Form F-10

All references to “Form F-10” are hereby amended to read “Form S-3, or other applicable form,”.

8.	Entire Agreement, Assignment and Governing Law

(a)This Amendment Agreement, the Investor Agreement and the Confidentiality and Standstill Agreement (together with all other documents and instruments referred to herein) constitute the entire agreement and supersede all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, in the event of any inconsistency between the terms and provisions of this Amendment Agreement and those contained in the Investor Agreement or the Confidentiality and Standstill Agreement, the terms and provisions of this Amendment Agreement shall prevail.

(b)This Amendment Agreement: (i) shall not be assigned by operation of law or otherwise; and (ii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the Province of Ontario and the laws of Canada applicable therein, without giving effect to the principles of conflict of laws thereof. Each party hereto irrevocably attorns to the non-exclusive jurisdiction of the courts of such province.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment Agreement as of the date first written above.

PATHEON INC.
by	/s/ Michael Lytton
Michael Lytton
Executive Vice President, Corporate Development and Strategy and General Counsel

JLL PATHEON HOLDINGS, LLC
by	/s/ Daniel Agroskin
Daniel Agroskin
Sole Manager